UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 19, 2024

Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market Street, Ste. 400
San Francisco,	California	94105
(Address of principal executive offices)		(Zip Code)

(415) 507-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADSK	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Form 12b-25 Notification of Late Filing (the “Form 12b-25”) filed by Autodesk, Inc. (“Autodesk” or the “Company”) on April 1, 2024 and the press release issued by the Company on April 16, 2024 (the “Prior Press Release”), the Company is delayed in filing its Annual Report on Form 10-K for the year ended January 31, 2024 (the “Form 10-K”) with the U.S. Securities and Exchange Commission (the “SEC”).

On April 19, 2024, the Company received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the Company is delinquent in filing its Form 10-K, the Company no longer complies with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the SEC. The Notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Select Market.

In accordance with Nasdaq’s listing rules, the Company has 60 calendar days after the Notice to submit a plan of compliance (the “Plan”) to Nasdaq addressing how the Company intends to regain compliance with Nasdaq’s listing rules. Pursuant to the Notice, Nasdaq has the discretion to grant the Company up to 180 calendar days from the due date of the Form 10-K, or October 14, 2024, to regain compliance. The Company intends to take the necessary steps to regain compliance with Nasdaq’s listing rules as soon as practicable.

As previously disclosed, the filing of the Form 10-K was delayed due to the matters described in the Form 12b-25 and the Prior Press Release. As of today, the internal investigation described in the Form 12b-25 and the Prior Press Release is ongoing and all parties continue to work diligently to complete the investigation and to file the Form 10-K as soon as practicable. The subject of the internal investigation remains the same as previously disclosed, and the Company currently does not believe that any of the matters under investigation affect any previously issued financial statements or the information in the Company's earnings release on February 29, 2024.

Item 7.01. Regulation FD Disclosure.

On April 25, 2024, the Company issued a press release disclosing the receipt of the Notice. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Caution Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as assumptions about future events. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” or “will” or similar expressions and the negatives of those terms. These statements include, but are not limited to, statements including statements above regarding the timing and expectations regarding the Company’s audit committee’s internal investigation and the filing of the Form 10-K, statements relating to the Company’s plan to regain compliance with Nasdaq’s rules, as well as all statements that are not historical facts. Actual results could differ materially from those expressed in or implied by the forward-looking statements due to a number of risks and uncertainties, including but not limited to the discovery of additional information relevant to the internal investigation; the conclusions of the Company’s audit committee (and the timing of the conclusions) concerning matters relating to the investigation; the timing of the review by, and the conclusions of, the Company’s independent registered public accounting firm regarding the investigation and the Company's financial statements; the risk that the completion and filing of the Form 10-K will take longer than expected; uncertainties about the timing of the Company’s submission of a compliance plan; Nasdaq’s acceptance of any such plan; the duration of any extension that may be granted by Nasdaq; the risk that the Company will be unable to meet Nasdaq’s continued listing requirements; and the other risks and uncertainties described in the Company’s SEC reports, including under the heading “Risk Factors” in its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, which are available at www.sec.gov. The forward-looking statements contained herein speak only as of the date of this report. Except as required by law, the Company does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this report.
Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated as of April 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By: /s/ Ruth Ann Keene
Ruth Ann Keene Executive Vice President, Corporate Affairs, Chief Legal Officer and Corporate Secretary

Date:  April 25, 2024